UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2006
                               (January 18, 2006)

                                  WI-TRON, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                         0-21931                      22-3440510
  --------                         -------                      ----------
(State or Other             (Commission File No.)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               59 LaGrange Street
                            Raritan, New Jersey 08869
                            -------------------------
                     (Address of Principal Executive Office)

                                 (908) 253-6870
                                 --------------
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                   Section 3 - Securities and Trading Markets

Item 3.02.        Unregistered Sales of Equity Securities.

         On January 18, 2006, the Registrant completed a closing of a private offering of its common stock, whereby the Registrant raised $267,000 and issued 4,450,000 shares of common stock to accredited investors at $.06 per share pursuant to Regulation D of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Registrant's officers and directors directed the sale and received no commissions or other remuneration.

         As of January 20, 2006, the Registrant had 23,088,267 shares of common stock issued and outstanding.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                 WI-TRON, INC.

Date: January 20, 2006                           By: /s/John Chase Lee
                                                     ---------------------
                                                     John Chase Lee, President